UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
June 30, 2008

Finisar Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-27999	94-3038428
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1389 Moffett Park Drive

Sunnyvale, CA  94089
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(408) 548-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On June 30, 2008, Finisar Corporation (“Finisar”) issued a press release announcing the filing of its Form 10-K report with final fiscal 2008 financial statements.  A copy of the press release relating to the financial results is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Important Additional Information

In connection with the proposed combination of Finisar and Optium Corporation (“Optium”) announced on May 16, 2008, Finisar plans to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus and Optium plans to file with the SEC the same Joint Proxy Statement/Prospectus.  The definitive Joint Proxy Statement/Prospectus will be mailed to the stockholders of Finisar and Optium after clearance with the SEC.  Each company will also file with the SEC from time to time other documents relating to the proposed combination.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT IS FILED WITH THE SEC, AND OTHER DOCUMENTS FILED BY EITHER FINISAR OR OPTIUM WITH THE SEC RELATING TO THE PROPOSED COMBINATION WHEN THEY ARE FILED, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED COMBINATION.

Copies of the documents filed with the SEC by Finisar or Optium may be obtained free of charge from the SEC website maintained at www.sec.gov.  In addition, Finisar’s SEC filings may be obtained free of charge from Finisar’s website (www.finisar.com) or by calling Finisar’s Investor Relations department at 408-542-5050 and Optium’s filings may be obtained free of charge from Optium’s website (www.optium.com) or by calling Optium’s Investor Relations department at 267-803-3801.

Each of Finisar and Optium, and its respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from that company’s respective stockholders in connection with the proposed combination.  Information about the directors and executive officers of Finisar (including their respective ownership of Finisar shares) is contained in Finisar’s annual meeting proxy statement filed with the SEC on February 21, 2008 and available free of charge in the manner described above.  Information about the directors and executive officers of Optium (including their respective ownership of Optium shares) is contained in Optium’s annual meeting proxy statement filed with the SEC on November 13, 2007 and available free of charge in the manner described above.  Additional information regarding the interests of such participants in the proposed combination will be included in the Joint Proxy Statement/Prospects and the other documents filed by each company with the SEC relating to the proposed combination (when filed).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.:	Description

Exhibit 99.1	Press Release of Finisar Corporation dated June 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 30, 2008

Finisar Corporation

By:	/s/ Stephen K. Workman
Stephen K. Workman
Senior Vice President, Finance, Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Finisar Corporation dated June 30, 2008